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                  MORGAN STANLEY CONVERTIBLE SECURITIES TRUST
                         ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2009 - SEPTEMBER 30, 2009

                                                                   AMOUNT OF     % OF     % OF
                                     OFFERING                       SHARES      OFFERING  FUNDS
    SECURITY      PURCHASE/  SIZE OF PRICE OF    TOTAL AMOUNT      PURCHASED   PURCHASED  TOTAL
   PURCHASED     TRADE DATE OFFERING  SHARES     OF OFFERING        BY FUND     BY FUND  ASSETS       BROKERS        PURCHASED FROM
---------------- ---------- -------- -------- ----------------- -------------- --------- ------ ------------------- ----------------
BorgWarner Inc.   04/06/09     --     $100.00   $325,000,000.00     750,000.00   0.23%    0.25%   Morgan Stanley,   Merrill Lynch
  3.500% due                                                                                      Merrill Lynch &
   4/15/2012                                                                                        Co., Citi,
                                                                                                   Deutsche Bank
                                                                                                    Securities

    Micron        04/08/09     --     $100.00   $200,000,000.00     400,000.00   0.20%    0.44%       Morgan        Goldman Sachs
Technology Inc.                                                                                      Stanley,
  3.500% due                                                                                       Deutsche Bank
   4/15/2012                                                                                    Securities,Goldman,
                                                                                                    Sachs& Co.

US Steel Corp.    04/29/09     --    $100.000      $725,000,000     900,000.00   0.12%    0.98%    J.P. Morgan,     JP Morgan
  4.000% due                                                                                         ABN AMRO
   5/15/2014                                                                                       Incorporated,
                                                                                                  Morgan Stanley,
                                                                                                  Merrill Lynch &
                                                                                                   Co., Goldman,
                                                                                                   Sachs & Co.,
                                                                                                  Scotia Capital,
                                                                                                    PNC Capital

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 International    05/05/09     --     $100.00   $725,000,000.00     942,000.00   0.13%    1.01%      Goldman,       Goldman, Sachs
Game Technology                                                                                    Sachs & Co.,
  3.250% due                                                                                       Merrill Lynch
   5/1/2014                                                                                        & Co., Morgan
                                                                                                     Stanley,
                                                                                                     Wachovia
                                                                                                    Securities,
                                                                                                     ABN AMRO
                                                                                                   Incorporated,
                                                                                                   BNP PARIBAS,
                                                                                                     Comerica
                                                                                                    Securities,
                                                                                                   Deutsche Bank
                                                                                                    Securities,
                                                                                                      KeyBanc
                                                                                                      Capital
                                                                                                     Markets,
                                                                                                    Mitsubishi
                                                                                                        UFJ
                                                                                                    Securities,
                                                                                                      Mizuho
                                                                                                    Securities
                                                                                                     USA Inc.,
                                                                                                   U.S. Bancorp
                                                                                                   Investments,
                                                                                                       Inc.

   US Airways     05/07/09     --     $100.00      $150,000,000     290,000.00   0.19%    0.31%    Citi, Morgan     Citigroup
   Group Inc.                                                                                         Stanley
   7.250% due
   5/15/2014

 Saks Inc. 7.50%  05/20/09     --     $100.00   $150,000,000.00     580,000.00   0.38%    0.64%   Goldman, Sachs    Goldman Sachs
 Conv Notes due                                                                                    & Co., Morgan
      2013                                                                                            Stanley

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  Cephalon Inc.   05/21/09     --     $100.00      $435,000,000   3,550,000.00   0.81%    1.56%    Deutsche Bank    Deutsche Bank
2.50% Conv Notes                                                                                    Securities,
  due 5/1/2014                                                                                     J.P. Morgan,
                                                                                                     Barclays
                                                                                                  Capital, Credit
                                                                                                  Suisse, Morgan
                                                                                                     Stanley,
                                                                                                     Wachovia
                                                                                                  Securities, ABN
                                                                                                       AMRO
                                                                                                   Incorporated,
                                                                                                   Piper Jaffray

 Allegheny Tech   05/28/09     --     $100.00   $350,000,000.00     551,000.00   0.15%    0.59%    J.P. Morgan,     Citigroup
 4.25% Con Notes                                                                                  Merrill Lynch &
  due 6/1/2014                                                                                    Co., Citi, PNC
                                                                                                  Capital Markets
                                                                                                  LLC, Mitsubishi
                                                                                                  UFJ Securities,
                                                                                                  Credit Suisse,
                                                                                                  Morgan Stanley,
                                                                                                  Goldman, Sachs
                                                                                                  & Co., Wachovia
                                                                                                  Securities, BNY
                                                                                                  Mellon Capital
                                                                                                   Markets, LLC,
                                                                                                       HSBC

   Terex Corp.    05/29/09     --     $100.00   $150,000,000.00     300,000.00   0.20%    0.32%   UBS Investment    Credit Suisse
4.00% Conv Notes                                                                                   Bank, Credit
  due 6/1/2016                                                                                     Suisse, Citi,
                                                                                                     ABN AMRO
                                                                                                   Incorporated,
                                                                                                  CALYON, Merrill
                                                                                                   Lynch & CO.,
                                                                                                    Commerzbank
                                                                                                   Corporates &
                                                                                                  Markets, Morgan
                                                                                                      Stanley

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 Steel Dynamics   06/03/09     --     $100.00   $250,000,000.00     870,000.00   0.34%    0.90%    Merrill Lynch    Merrill Lynch
 Inc. 5.125% due                                                                                      & Co.,
    6/15/2014                                                                                        Goldman,
                                                                                                   Sachs & Co.,
                                                                                                      Morgan
                                                                                                   Stanley, J.P.
                                                                                                      Morgan

  Biovali Corp.   06/04/09     --     $100.00   $300,000,000.00   2,840,000.00   0.94%    1.18%    J. P. Morgan     JP Morgan
   5.375% due                                                                                       Securities
    8/1/2014                                                                                        Inc., HSBC
                                                                                                    Securities
                                                                                                  (Canada) Inc.,
                                                                                                  Scotia Capital
                                                                                                    (USA) Inc.,
                                                                                                  NBF Securities
                                                                                                   (USA) Corp.,
                                                                                                   TD Securities
                                                                                                  Inc., SunTrust
                                                                                                     Robinson
                                                                                                     Humphrey,
                                                                                                  Inc., Deutsche
                                                                                                       Bank
                                                                                                    Securities
                                                                                                   Inc., Morgan
                                                                                                   Stanley & Co.
                                                                                                   Incorporated

 Express Scripts  06/04/09     --    $ 99.574 $1,000,000,000.00         40,000   0.00%    0.04%    Citi, Credit     CSFB
   Inc. 6.250%                                                                                        Suisse,
  due 6/15/2014                                                                                    CALYON, RBS,
                                                                                                   Deutsche Bank
                                                                                                    Securities,
                                                                                                      Scotia
                                                                                                     Capital,
                                                                                                     Wachovia
                                                                                                    Securities,
                                                                                                   J.P. Morgan,
                                                                                                  Mitsubishi UFJ
                                                                                                    Securities,
                                                                                                     SunTrust
                                                                                                     Robinson
                                                                                                     Humphrey

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  Transatlantic   06/04/09     --    $ 38.000      $988,000,000         27,800   0.10%    0.24%    J.P. Morgan,     JP Morgan
  Holdings Inc.                                                                                      Dowling &
    6/15/2014                                                                                        Partners,
                                                                                                     Goldman,
                                                                                                   Sachs & Co.,
                                                                                                      Lazard
                                                                                                      Capital
                                                                                                     Markets,
                                                                                                     Fox-Pitt
                                                                                                      Kelton
                                                                                                      Cochran
                                                                                                      Caronia
                                                                                                      Walker,
                                                                                                  Morgan Stanley

 KFW 4.875% due   06/09/09     --    $ 99.703    $3,000,000,000        220,000   0.00%    0.22%      Barclays       Goldman Sachs
    6/17/2019                                                                                        Capital,
                                                                                                   Citi, Goldman
                                                                                                       Sachs
                                                                                                   International

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CVS Pass-Through  06/10/09     --     $100.00      $478,800,000         35,000   0.00%    0.04%      Barclays       Barclays Capital
Trust 8.353% due                                                                                 Capital, Banc of
    7/10/2031                                                                                         America
                                                                                                  Securities LLC,
                                                                                                   J.P. Morgan,
                                                                                                  Morgan Stanley,
                                                                                                        RBS

Sealed Air Corp.  06/12/09     --    $ 97.837   $400,000,000.00         65,000   0.01%    0.06%   Banc of America   Banc of America
   7.875% due                                                                                     Securities LLC,
    6/15/2017                                                                                      Citi, Credit
                                                                                                  Suisse, Morgan
                                                                                                   Stanley, RBS,
                                                                                                    CALYON, BNP
                                                                                                      PARIBAS

 Telecom Italia   06/15/09     --    $100.000 $1,000,000,000.00        140,000   0.01%    0.14%    BNP PARIBAS,     Goldman Sachs
   Capital SA                                                                                      Deutsche Bank
   7.175% due                                                                                       Securities,
    6/18/2019                                                                                    Goldman, Sachs &
                                                                                                     Co., J.P.
                                                                                                      Morgan,
                                                                                                  Mitsubishi UFJ
                                                                                                    Securities,
                                                                                                  Morgan Stanley

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   Time Warner    06/24/09     --    $ 97.131 $1,000,000,000.00         90,000   0.00%    0.09%   Banc of America   Banc of America
 Cable Inc. due                                                                                   Securities LLC,
   6.750% due                                                                                      BNP PARIBAS,
    6/15/2039                                                                                    Citi, Mitsubishi
                                                                                                  UFJ Securities,
                                                                                                     Barclays
                                                                                                     Capital,
                                                                                                   Deutsche Bank
                                                                                                    Securities,
                                                                                                    Lloyds TSB
                                                                                                     Corporate
                                                                                                   Markets, RBS
                                                                                                     Greenwich
                                                                                                     Capital,
                                                                                                  Blaylock Robert
                                                                                                     Van, LLC,
                                                                                                 CALYON, Goldman,
                                                                                                   Sachs & Co.,
                                                                                                      Mizuho
                                                                                                  Securities USA
                                                                                                   Inc., Scotia
                                                                                                     Capital,
                                                                                                  Mitsubishi UFJ
                                                                                                    Securities,
                                                                                                 Daiwa Securities
                                                                                                   America Inc.,
                                                                                                   HSBC, Morgan
                                                                                                     Stanley,
                                                                                                     Wachovia
                                                                                                 Securities, Loop
                                                                                                 Capital Markets,
                                                                                                        LLC

   Verigy Ltd     07/10/09     --     $100.00      $120,000,000      1,120,000   0.93%   1.214%    J.P. Morgan,     JP Morgan
   5.250% due                                                                                       J.P. Morgan
    7/15/2019                                                                                        (S.E.A.)
                                                                                                     Limited,
                                                                                                      Morgan
                                                                                                     Stanley,
                                                                                                  Morgan Stanley
                                                                                                       Asia
                                                                                                    (Singapore)
                                                                                                       Pte.

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  Coinstar Inc.   09/10/09     --     $100.00        $00000,000      1,000,000   0.15%    0.26%       Morgan        Jeffries and Co.
    4.00% due                                                                                      Stanley, BofA
    9/1/2014                                                                                      Merrill Lynch,
                                                                                                    Jefferies &
                                                                                                   Company, RBC
                                                                                                      Capital
                                                                                                   Markets, J.P.
                                                                                                   Morgan, Wells
                                                                                                       Fargo
                                                                                                    Securities,
                                                                                                      KeyBanc
                                                                                                      Capital
                                                                                                     Markets,
                                                                                                     Merriman
                                                                                                   Curhan Ford &
                                                                                                        Co.

  Eastman Kodak   09/17/09     --     $100.00         1,000,000        270,000   0.15%    0.26%     Citi, BofA      Merrill Lynch
 CO. 7.000% due                                                                                   Merrill Lynch,
    4/1/2017                                                                                          Morgan
                                                                                                   Stanley, BNY
                                                                                                  Mellon Capital
                                                                                                   Markets, LLC,
                                                                                                       Daiwa
                                                                                                    Securities
                                                                                                   America Inc.,
                                                                                                      Mizuho
                                                                                                  Securities USA
                                                                                                     Inc., PNC
                                                                                                      Capital
                                                                                                    Markets LLC

AMR Corp. 6.250%  09/22/09     --     $100.00        $2,418,000        653,000   0.14%    0.61%      Citi, UBS      UBS Securities
 due 10/15/2014                                                                                     Investment
                                                                                                   Bank, Morgan
                                                                                                     Stanley,
                                                                                                  Credit Suisse,
                                                                                                  Goldman, Sachs
                                                                                                       & Co.

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  Incyte Corp.    09/24/09     --     $100.00        $4,000,000      1,080,000   0.27%    1.02%   Goldman, Sachs    Goldman Sachs
 Ltd. 4.750% due                                                                                    & Co., J.P.
   10/01/2015                                                                                     Morgan, Morgan
                                                                                                     Stanley,

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